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                                  EXHIBIT 10.51

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                         UNDER 17 C.F.R. SECTIONS 200.80 (B)(4),
                                                                   AND 240.24B-2

                    THIRD AMENDMENT OF THE LICENSE AGREEMENT

      This THIRD AMENDMENT OF THE LICENSE AGREEMENT (this "THIRD AMENDMENT") is made and entered into as of March 29, 2004, by and between EPIMMUNE INC. (the "COMPANY") and INNOGENETICS, NV ("INNOGENETICS") (collectively referred to herein as the "PARTIES").

                                R E C I T A L S

      WHEREAS, the Company and Genencor International, Inc. ("GENENCOR") entered into that certain License Agreement, dated July 9, 2001 (the "LICENSE AGREEMENT"), as amended by the First Amendment of the License Agreement, dated October 16, 2002 (the "FIRST AMENDMENT"), and the Second Amendment of the License Agreement, dated March 15, 2004 (the "SECOND AMENDMENT");

      WHEREAS, Genencor proposes to assign its rights and obligations under the License Agreement, as amended by the First Amendment and the Second Amendment, to Innogenetics, in connection with a sale to Innogenetics of substantially all of its business assets relating to vaccines for the prevention and/or treatment of hepatitis B virus infections, hepatitis C virus infections and human papilloma virus infections (the "TRANSACTION"); and

      WHEREAS, contingent on and at the time of Genencor assigning to Innogenetics its rights and obligations under the License Agreement, as amended by the First Amendment and the Second Amendment, the Parties wish to amend the License Agreement, as amended by the First Amendment and the Second Amendment, on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual undertakings of the Parties as set forth below as well as other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby mutually agree as follows:

      1. EFFECTIVE DATE. This Third Amendment shall become effective upon the date Genencor assigns to Innogenetics its rights and obligations under the License Agreement, as amended by the First Amendment and the Second Amendment ("Effective Date"), and subject to the condition precedent of Genencor assigning its rights and obligations under the License Agreement as amended by the First Amendment and the Second Amendment. In the event Innogenetics provides the Company with written notice of the termination of the Transaction within [...***...] after the Effective Date, effective upon the date of such notice, this Third Amendment shall automatically terminate and shall be void and have no further effect. The Parties acknowledge that,

                                              * CONFIDENTIAL TREATMENT REQUESTED

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as of the Effective Date, references to Genencor in the License Agreement, as amended by its First Amendment, the Second Amendment and this Third Amendment shall be amended so as to replace "GCOR" with "Innogenetics".

      2. AMENDMENT TO LICENSE AGREEMENT.

      SECTION 1.6. As of the Effective Date, Section 1.6 of the License Agreement is hereby amended and restated in its entirety as follows:

      "1.6 "Collaboration Term" shall mean the four and one-half (4-1/2) year period from April 2, 2001 through September 30, 2005, unless extended by mutual agreement or terminated early as provided for in the Collaboration Agreement."

      3. REPRESENTATIONS AND WARRANTIES. Both Parties agree that, effective as of the Effective Date (Effective Date as defined in this Third Amendment under Section 1 above), (1) Epimmune renews its representations and warranties as mentioned under 7.1 of the License Agreement, as amended by the First Amendment and the Second Amendment, and (2) Innogenetics makes the representations and warranties as mentioned under 7.2 of the License Agreement, as amended by the First and the Second Amendment.

      4. OTHER TERMS REMAIN IN EFFECT. All terms and conditions of the License Agreement as amended by the First Amendment and the Second Amendment, which are not modified by this Third Amendment, shall remain in full force and effect. From and after the Effective Date, for purposes of the License Agreement, the term "Agreement" shall be deemed to mean the License Agreement as amended by the First Amendment, the Second Amendment and this Third Amendment.

      4. MISCELLANEOUS. This Third Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of Innogenetics and the Company. Parties agree that no press release or other communication will be issued relating to the existence or the terms and conditions of this Third Amendment before the Effective Date mentioned herein.

      IN WITNESS WHEREOF, the Parties have executed this THIRD AMENDMENT OF THE LICENSE AGREEMENT as of the date first above written.

INNOGENETICS, NV                         EPIMMUNE INC.

By:   /s/ Philippe Archinard             By:   /s/ Robert J. De Vaere
     -------------------------------          ---------------------------

Name:  Philippe Archinard                Name:  Robert J. De Vaere

Title:         CEO                       Title:            CFO

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